Disclaimer 1 This presentation contains forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about our Company, economic and market sectors and the industry in which we do business, among other things. These statements are not guarantees of future performance, and we undertake no obligation to publicly update any forward- looking statements whether as a result of new information, future events or otherwise. Actual events and results may differ from those expressed in any forward-looking statements due to a number of factors. Factors that could cause our actual performance, future results and actions to differ materially from any forward-looking statements include, but are not limited to, those discussed in risk factors within our Form 10-K for the fiscal year ended February 2, 2013, as filed with the Securities and Exchange Commission.

Name Title Background John Goodman Chief Executive Officer • Joined Wet Seal in 2013 • Sears/Kmart (Apparel and Home) • Charlotte Russe • Mervyn’s • Dockers® • Gap/Old Navy/Banana Republic • Bloomingdale’s Steve Benrubi Chief Financial Officer • Joined Wet Seal in 2005 • CKE Restaurants • Champion Enterprises • Domino’s Pizza Management 2

Number of stores: 475 Target age: 13-23; core customer 16 Average unit retail: $8.82 Store size: 4,000 square feet Sales per square foot: $236 Primary competitors: Charlotte Russe, Forever 21 Total Revenue (a) Revenue Mix (a) (a) Based on fiscal 2013 revenue figure of $530 million (subject to audit completion). Wet Seal Overview 3 Wet Seal Arden B. Number of stores: 57 Target age: 24-34; core customer 28 Average unit retail: $29.45 Store size: 3,100 square feet Sales per square foot: $284 Primary competitors: bebe, Express

National Presence 4 62 6 11 1 14 1 3 4 36 5 11 1 4 2 18 2 13 1 3 6 1 5 2 5 16 4 1 9 2 14 2 10 1 10 2 2 36 1 2 1 14 6 4 17 2 9 4 17 3 3 4 19 1 3 1 7 1 2 8 41 6 5 13 3 12 1 2 7 3 1 Puerto RicoHI AK Wet Seal has a national footprint with strong store bases in California, Texas and Florida 5 5

Wet Seal customers are interested in fashion at affordable price points • She is fashionable and on-trend • She creates her own signature look by matching core products with new and unique pieces • She wants trendy apparel and accessories that are affordable given a typical teen budget Wet Seal customer style Other brands she shops • Friends • Family • Magazines • Social Media • Celebs / TV • Store Cues Wet Seal is a bold, well connected, playful brand providing current fashion trends that the optimistic teen girl desires Sources of style inspiration Our Customer 5

Target Demographic 6 Wet Seal customer profile Age 13-23 Ethnicity >50% multicultural • 31% African American • 19% Hispanic • 5% Asian • 3% other Household Income • 39% <$50,000 per household • 22% are from “low income” households Location • 79% suburban and metro • Live within 17-minute drive from store (on average) Shopping objective • Most are buying for leisure rather than for school or work 64.0% 42.0% 16.3% 19.0% 13.0% 31.0% 3.6% 0 100 80 60 40 20 White U.S. Demographics vs. Wet Seal customers Percentage of females 15‐24 Hispanic Origin African American Asian Other Wet Seal customers 100% 5.0% 3.0% U.S. 2010 100% 3.1% Expected growth of Wet Seal customers (2010-15F) All U.S. females 15-24 0.51% Wet Seal customers 0.54% Expected growth rates, females 15-24 (2010-15F) African American (0.6)% Asian 2.1% Hispanic 3.2% White (0.1)% Other 2.0% Wet Seal has a multicultural customer base of teenage girls, who live in suburban or metro areas and come from middle to low income families

Premium Price Driven SophisticatedYouthful Competitive Positioning 7

Key Product Categories Dresses Accessories 8 Footwear Tops Bottoms Denim

Arden B. Overview 9 Product strategy • Target assortment based on the sexy, confident woman aged 24–34 ― Balanced assortment: dress her for every occasion in her life ― Dresses are a year round core competency, from casual to dressy to evening • On-trend fashion that stays true to the brand ― Follow trends, but always through the Arden B. filter • Majority of products are exclusive to Arden B. Strongest competitors Points of differentiation P r e m i u m p r i c i n g • Price ― Attainable prices • Quality ― High quality in terms of fit and material Arden B. offers trend-right, high quality fashion at attainable prices for the sexy, confident woman in her late 20s to early 30s

Arden B. Positioning 10 Demographic metric Commentary Age 24-34 Diversity Diverse racial and ethnic profile Income $25,000-$74,999 Fashion attitudes Feminine, confident, social, sexy Why she shops The Arden B. woman is connected and fashionable – she wants to look her best for every social occasion, from dinner with friends to cocktails and parties Arden B. customer profile Premium Price Driven SophisticatedYouthful The Arden B. customer is older than the Wet Seal customer, which is reflected in her fashion attitudes

• Ability to test and reorder products / leverage short lead times • Leave money open to buy and chase opportunities • Read, react and quickly feed trending categories • Facilitate rapid inventory turns (7x a year) • These vendors also serve as a key source of our trend directions Deep Relationships with Quick-source Vendors 11 Our relationships with our vendors provide us with some key advantages

• We enjoyed several years of strong merchandise margins, gross profit and EBITDA – Focus on fast fashion and core customer • In 2011, a new CEO joined from American Eagle and shifted the business away from the core merchandising focus – Targeted older customer – Extended product lead times – Elevated price points – Narrowed assortments – Merchandise was not on-trend – Reduced frequency of buyer visits with vendors • As a result, we alienated our core customer and significantly impacted merchandise margins Steady Results Until 2012 12 Historical Financials (US$ in millions) 2009 2010 2011 2012 Revenue $560.9 $581.2 $620.1 $580.4 Gross Margin 29.7% 31.0% 31.5% 24.2% EBITDA 39.1 47.8 48.9 (13.1) EBITDA Margin 7.0% 8.2% 7.9% (2.3%) Note: EBITDA is a non-GAAP financial measure. See slide 42 for reconciliation of EBITDA to the most closely-related GAAP financial measure.

Summer 2012 Prior CEO terminated Board begins search Fall 2012 Chief Merchant departs Six new board members elected, including John Goodman January 2013 John Goodman hired as Chief Executive Officer Streamlines management structure • Eliminates President/COO position • Eliminates Chief Merchant position • Promotes two Wet Seal merchants to SVP/GMM Transition to New Leadership 13

2013 Actions 14 Revenue Drivers Product • Returned focus to fast fashion roots and the core 16-year old girl • Maniacal focus on the product • Effectively captured several key fashion trends Marketing • Clarified target market and brand messaging • Increased social media and mobile presence • Established tie-ins with pop-culture, musical artists and teen celebrities eCommerce • Upgrading infrastructure to Demandware • Improving customer targeting • Building internal capabilities Cost Controls SG&A • Immediately removed over $5 million of overhead costs • Flattened management structure Store-level • Intense focus on inventory management • Tight control of store selling costs • Head count and labor efficiency Real Estate • Shifting store mix to support strategic focus • Refreshing and protecting store base

• 22 fewer Arden B. stores • Positive comps for Wet Seal in YTD Q3 2013 ObservationsYTD Financials (US$ in millions) Results Through Q3 2013 15 For the first 9 months of FY 2013, we saw dramatic improvement from our initiatives • Strict inventory management (down 7.8%) • 270 bps merchandise margin improvement driven by lower markdown levels • $10.6 million lower costs • Significant improvement in both brands • $10.7 million increase in EBITDA Note: EBITDA is a non-GAAP financial measure. See slide 42 for reconciliation of EBITDA to the most closely-related GAAP financial measure. Fiscal Q3 YTD 2012 2013 Revenue $418.7 $405.4 SSS% (10.7%) 0.4% Gross margin 24.0% 27.6% SG&A margin 30.1% 28.5% Wet Seal EBITDA $19.4 $28.0 Arden B. EBITDA (2.6) 0.3 EBITDA ($7.8) $2.9 Inventory $46.2 $42.6

Quarterly Comp Store Sales, Q1-Q3 FY 2013 Percentage change Competitors Wet Seal Note: Comp results based on the average of competitor set that includes Abercrombie & Fitch, American Eagle, Aeropostale, Body Central, dELiA*s and rue21. (a) Based on first two quarters of FY 2013 vs. first two quarters of FY 2012 due to take private transaction. Results Through Q3 2013 (Cont.) 16 In addition to strong year-over-year performance, we significantly out- performed other teen retailers through the first three quarters of 2013 YTD Gross Profit Change, Q3 FY 2013 vs. Q3 FY 2012 Basis points (3%) 4% 1% (10%) (9%) (15%)(16%) (12%) (8%) (4%) 0% 4% Q1 2013 Q2 2013 Q3 2013 360 220 (180) (380) (550) (810) (1,270)(1,400) (1,200) (1,000) (800) (600) (400) (200) 0 200 400 600 WTSL ANF rue21 (a) AEO BODY ARO DLIA

2013 Holiday Season • Significant softness in mall traffic • Unprecedented promotional levels in teen retail • High teen unemployment • Discretionary spending directed towards electronics • Increased online spending 17 However, several external and internal factors affected our Q4 results Although we entered Q4 with lean inventories and enjoyed strong Black Friday results, we were forced to react to the overly promotional environment and soft mall traffic • Certain products did not resonate as expected • Product was too casual for “dressy” Q4 environment • Transition issues following successful launch of Demandware • Pricing model not yet transformed for highly promotional environment External Factors Internal Factors

Reasons for Optimism Weather Macro factor • Relief from extremely challenging winter nationwide • Cold winters usually result in significant pent-up demand • Excess Q4 inventory industry-wide has been relieved – This should reset competitive promotional pressure • After lack of any fashion trend in Q3 and Q4, beginning to see some trends emerging Outlook Spring product launch • Confident about spring assortment that just rolled out • Targeting new categories • Implementing revised promotional strategy • First quarter-to-date positive comps and momentum following Demandware implementation • Detailed 2014 strategic plan to address current challenges/better reach our customers 18 Company specific Observations Promotional environment Fashion trends eCommerce New initiatives

Just Launched Spring Line 19

Just Launched Spring Line (Cont.) 20

Just Launched Spring Line (Cont.) 21

• Fixing the Core Business • Grow eCommerce • Pursue Plus-Size Opportunity • Transform Real Estate Portfolio 2014 Strategic Initiatives 22 In response to the changing retail environment, we developed a strategic plan to drive comparable store sales growth and strengthen our market position

Fixing the Core Business • Focus on delivering the Wet Seal style through product, value and experience (in-store and online) • Significant sales per square foot opportunity exists given highest performing stores have not yet recovered to traditional productivity levels ― Plan to improve merchandising at these high volume stores • Utilize a selective high-low pricing strategy to drive merchandise margin growth without compromising quality or markdown rate • Evolve merchandising mix to broaden appeal and focus on high margin categories ― Build larger basket ― Less fashion volatility ― De-emphasize denim (low margin) • Improve customer service through a greater focus on a selling culture for our associates 23

Fixing the Core Business (Cont.) • She wants to be contemporary in her apparel, and our affordable prices allow her to meet fast changing trends • She is impressionable and wants to be inspired – Wet Seal’s website suggestions and in-store displays give her ideas on assembling complete looks • Growing presence online and in outlet and off-mall locations help her find Wet Seal in the places she frequents • Ability for a mobile solution has been important Connecting with the core customer • Pop culture / teen celebrity ties (e.g., ABC Family, Katy Perry) reinforce the association between Wet Seal and cool trends • Social media outlets like Instagram, Twitter and Wanelo provide continuous engagement – Deena Varshavskaya, founder and CEO of Wanelo, very recently hired to Board • Native advertising (e.g., teen fashion bloggers) builds authenticity and affinity Delivering the most effective marketing message How the Wet Seal brand will be developed • Focus on differentiation from other fast fashion/teen retailers – Target age group (13-23 years old) – On-trend looks, not fashion forward – Affordable for the teen budget, so she can shop as often as she likes • Reach the core customer by being where she is – Physical channels: outlets and off-mall – Digital marketing: not only social media, but also mobile subscriptions, SEO, PLAs, etc. – Celebrity icons: get close to them to get close to her 24 Effectively reaching our core customer with the right message is absolutely essential

2% 6% 7% 8% 9% 11%11%11%12%12% 13% 13% 16% 24% 0% 4% 8% 12% 16% 20% 24% Percentage of sales through online channel, FY 2012 Percent of total sales Grow eCommerce 25 Wet Seal has a much lower proportion of sales from online channels than competitors

26 Grow eCommerce (Cont.) Increasing the capabilities and effectiveness of our eCommerce platform has been a key priority Actions taken Upgrading eCommerce infrastructure • Successfully launched Demandware platform • New website with responsive design that is optimized for mobile and tablet • Additional marketing capabilities introduced in 2014 Improving customer targeting • Retargeting initiative to reduce abandoned shopping carts Building internal capabilities • Team reorganization under way New board members • Social, digital and eCommerce experience ― Nancy Lublin, CEO of DoSomething.org ― Adam Rothstein, General Partner at Disrupt-ive Technologies Partners ― Deena Varshavskaya, Founder and CEO of Wanelo

27 Grow eCommerce (Cont.) • Brand Marketing and Partnerships – Crush by ABC Family – Awesomeness TV – Pop culture/celebrity/musical artist tie-ins – Blogs • Mobile – Rebuilding subscription base – Frequent promotions – In-store marketing – Social call to action • Greater Investments (resources and spend) in digital marketing Key initiatives to drive traffic and conversion Expanded and refocused marketing efforts to attract customers to the re- launched website and stores to deliver a seamless omni-channel experience

Crush by ABC Family 28 • January product integration with The Fosters – Thousands of online searches for ‘Callie’ • Seventeen Magazine, April issue • Window marketing – 3/26 Switched at Birth • Small receipt flow until June • Re-launch with large collection – Estimate 24 styles, delivering together – Focus on new show Chasing Life

Awesomeness TV

Wet Seal brand on Awesomeness TV

- >2.2 million views over three months
- 93% of views are from female users
- 40% of views via mobile, 38% desktop, and 20% tablet
- >750,000 views on social media with >25,000 engagements

Product integration on "IMO" program

- Three episodes to date, receiving >150,000 views
  - 61% viewed entire duration
  - "Shopping Spree" episode hit 95,000 views with 7,400 clicks (7.8% click-thru rate)
- Nine Instagram posts that generated 24,000 'hearts' (likes)

"The Intern"

- Wet Seal only branded content – program storyline is about working at Wet Seal
- Four episodes to date, with total views exceeding 255,000
- Over 10,000 fans attended the filming of episode "The Janoskians take over Wet Seal" at the Beverly Center store (Oct 2013), generating significant social and media buzz


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This video is shoppable. Click items to shop on wetseal.com
Wet Seal Shopping Spree - IMO Ep 323
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How to Make Temporary Tattoos: Back to School - IMO Ep 312
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THE wet seal, INC.
WET SEAL / ARDEN B.
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Pop Culture/Celebrity 30 • Pop culture/celebrity/musical artist tie-ins – Monthly incubator program with store events – MTV Style – Mean Girls on MTV airing

Blogs 31 • Placement with Plus Blogger Community • In-Store ‘Inside the Dressing Room’ feature with Fashion, Love & Martinis • Blogger/Vlogger outreach to targeted Wet Seal customers

• The percentage of our demographic that is overweight has grown faster in recent years than the general population • The CDC projects that ~42% of the American population overall will be plus-sized by 2030, up from 36% in 2010 • The plus-size apparel market totaled ~$7.5 billion in 2012, and is projected to grow to ~$9.7 billion by 2017, according to IBIS World – ~80% of plus-size women are looking for the same on-trend styles sold in traditional stores, per NPD – While there is demand for fast fashion plus-sized clothing, the majority of women in the demographic (~62%) have difficulty finding these items in their size Demand for plus-sized fast fashion offers a significant opportunity for Wet Seal Pursue Plus-Size Opportunity 32 We believe there is tremendous opportunity for Wet Seal in the plus-sized market as a substantial percentage of American teenage girls are overweight

• Wet Seal Plus sold directly through WetSeal.com – Own domain WetSealPlus.com, which can be leveraged as plus brand gains traction • Offer a wider assortment of goods and flow goods through consistently • Digital marketing campaign catered to plus customer • Positive customer response and sales trends at our first stand-alone Wet Seal Plus location – Clovis, California location to serve as basis for future roll-outs • 45 new plus-size stand-alone stores – Two additions in 2014, 10 new stores per year from 2015 through 2018 • Merchandise strategy will be similar to core (~50% overlap) Online Stand-alone stores eCommerce and stand-alone store formats resonate most with plus-size customers Pursue Plus-Size Opportunity (Cont.) 33

Transform Real Estate Portfolio • Current store base is 88% in malls • Continue to grow our off-mall and outlet store formats – Better economics – More profitable – Stronger competitive positioning • We intend to continue to selectively close Wet Seal stores via lease expirations – 62 leases expire this year and we will evaluate these leases on a site-by-site basis • In addition to lower occupancy and build-out costs, off-mall and outlet locations can help us capture new customers 34

Financials

Annual Financials 36 FY 2009-2013 income statement (US$ in millions) Note: EBITDA is a non-GAAP financial measure. See slide 42 for reconciliation of EBITDA to the most closely-related GAAP financial measure. (a) Fiscal 2013 figures subject to audit completion. Fiscal Year 2009 2010 2011 2012 2013 (a) Net sales $560.9 $581.2 $620.1 $580.4 $530.1 Cost of sales 394.1 401.3 424.7 439.9 394.9 Gross profit 166.8 179.9 195.4 140.5 135.3 SG&A 141.6 150.4 165.9 183.8 158.3 Asset impairment 2.3 4.2 4.5 27.0 14.9 Operating income (loss) 22.9 25.2 25.0 (70.3) (37.9) EBITDA $39.1 $47.8 $48.9 ($13.1) ($12.8) Growth Net sales (5.4%) 3.6% 6.7% (6.4%) (8.7%) Gross profit (13.3%) 7.8% 8.6% (28.1%) (3.7%) Operating income (loss) (28.9%) 10.5% (1.0%) NM NM EBITDA (25.2%) 22.3% 2.2% NM NM Margin Cost of sales 70.3% 69.0% 68.5% 75.8% 74.5% Gross profit 29.7% 31.0% 31.5% 24.2% 25.5% SG&A 25.3% 25.9% 26.8% 31.7% 29.9% Operating income (loss) 4.1% 4.3% 4.0% (12.1%) (7.1%) EBITDA 7.0% 8.2% 7.9% (2.3%) (2.4%)

Q4 FINANCIAL PERFORMANCE 37 Q4 2012 Net sales $161.7 $124.8 Comp store sales (8.3%) (16.5%) Gross margin 24.8% 18.8% SG&A margin 35.6% 34.2% EBITDA ($5.3) ($15.7) Operating loss ($9.3) ($19.3) Net loss per diluted share ($0.06) ($0.23) Note: US$ in millions, except per share data. EBITDA is a non-GAAP financial measure. See slide 43 for reconciliation of EBITDA to the most closely-related GAAP financial measure. (a) Fiscal 2013 figures subject to audit completion. 4 2012 Q4 2013 (a)

Q1 Outlook 38 • Declining same-store sales trends have continued thus far in Q1 • As a result, Q1 margins have been significantly impacted • Spring assortment just being set in stores right now • We expect to provide detailed Q1 guidance in our March 20, 2014 earnings call

Current Liquidity 39 • $35.0 million • LIBOR + 1.5-2.0% rate • $32.2 million currently available Cash Balance (US$ in millions) Senior revolving credit facility • $10.5-11.5 million, net of tenant improvement allowances (a) Fiscal 2013 figures subject to audit completion. (b) Net of estimated offering expenses. (c) Full year 2014 capital expenditures include Q1 FY 2014 spend. Planned 2014 capital expenditures (c) FY 2012 cash balance $110.0 Stock repurchase (25.4) Capital expenditures (21.5) Operating losses and other (16.9) FY 2013 cash balance (a) $46.2 Q1 estimated cash use (18.3) Estimated Q1 FY 2014 cash balance $27.9 Proceeds from convertible offering (b) 23.4 Pro forma Q1 FY 2014 cash balance $51.3 Senior revolving credit facility availability 32.2 Pro forma Q1 FY 2014 liquidity $83.5

Appendix

41 FY 2009-2013 EBITDA reconciliation (US$ in millions) (a) Fiscal 2013 figures subject to audit completion. Non-GAAP Financial Measures Reconciliation FY 2009 FY 2010 FY 2011 Q3 YTD 2012 FY 2012 Q3 YTD 2013 FY 2013 (a) GAAP operating income (loss) $22.9 $25.2 $25.0 ($44.8) ($70.3) ($10.7) ($37.9) Adjustments and charges: Proxy solicitation costs - - - 2.1 1.9 - - CEO transition costs - 1.6 - 1.9 1.9 - - Gift card/store credit breakage - change in estimate (1.2) - - - - - - Employee severance - - - - 1.3 - - Investment banker early termination fees - - - - 0.5 - - Asset impairment 2.3 4.2 4.5 19.0 27.0 6.9 14.9 Loss contingencies for several litigation matters - - - 0.5 7.1 (3.5) (3.5) Non-GAAP operating income (loss) $24.0 $31.0 $29.5 ($21.3) ($30.6) ($7.3) ($26.5) Depreciation 15.1 16.8 19.4 13.5 17.5 10.2 13.7 EBITDA (non-GAAP financial measure) $39.1 $47.8 $48.9 ($7.8) ($13.1) $2.9 ($12.8)

Non-GAAP Financial Measures Reconciliation (Cont.) 42 Q4 FY 2012 and FY 2013 non-GAAP reconciliation (US$ in millions) (a) Fiscal 2013 figures subject to audit completion. (b) Net of tax where applicable. Q4 2012 Q4 2013 (a) Operating Loss Net Loss Diluted EPS Operating Loss Net Loss Diluted EPS GAAP financial measures ($25.5) ($85.8) ($0.97) ($27.3) ($27.5) ($0.33) Adjustments and charges (b): Proxy solicitation costs (0.2) (0.1) - - - - Employee severance 1.3 0.8 0.01 - - - Invesment banker early termination fees 0.5 0.3 - - - - Impairment 8.0 4.9 0.05 8.0 8.0 0.10 Loss contingencies for several litigation matters 6.6 4.0 0.05 - - - Establishment of valuation allowances - 71.1 0.80 - - - Non-GAAP financial measures ($9.3) ($4.8) ($0.06) ($19.3) ($19.5) ($0.23) Depreciation 4.0 3.5 EBITDA (non-GAAP financial measure) ($5.3) ($15.7)